Exhibit 10.35

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 406

Addendum to Contract No.: DJG-HT20080615

Addendum No.1 to the

Technology License and Engineering Services Contract

Between

Chongqing Daqo New Energy Co., Ltd. (CDNE)

Wanzhou Industrial Park

404000 Wanzhou, Chongqing P.R. China

and

Poly Engineering S.r.l

Via Galileo Ferraris 13

Monza / Milano Italy

signed on June 15th, 2008

Contract No.: addendum to DJG-HT20080615

Date of Signature: May 21, 2010

WHEREAS

Chongqing Daqo New Energy Co., Ltd. (“Customer” or “Daqo”) , a limited liability company incorporated under the laws of the People’s Republic of China with the registered address at Wanzhou Industrial Park, Wanzhou, Chongqing, intends to erect a facility in the People’s Republic of China for the production of silicon polycrystal for use in the semiconductor and solar energy industry.

Poly Engineering S.r.l. (“Contractor” or “PE”) , a company incorporated under the laws of Italy with the registered address at Via Galileo Ferraris 13 Monza, Milano, has the know-how and experience for the erection of such facility for the production of silicon polycrystal for use in the semiconductor and solar energy industry. Thus, PE is in a position to provide SAILING with the respective know-how for the erection and operation of such plant and is, furthermore, in a position to supervise the respective construction as well as the start-up of the production.

Now, THEREFORE, the Parties agree as follows:

The modification of chapter 4 of the original contract is agreed between the parties as follows:

For part 2 of chapter 4.1:    payment for 2009: ***

for part 3 of chapter 4.1:    payment for 2010: *** is reduced to ***

for part 4 of chapter 4.1:    payment for 2011: *** is reduced to ***

For Part 3:

100% of the payment for 2010 within the first three months of the year 2011 will be changed to 100% of the payment for 2010 within the first six months of the year 2011

For Part 4

100% of the payment for 2011 within the first three months of the year 2012 will be changed to 100% of the payment for 2011 within the first six months of the year 2012

In addition to “for part 3” and “for part 4” it is agreed between the parties that any income based on commercial invoices for service business for PE in China, will reduce in a 1:1 way the royalty fee for 2010 and respectively for 2011. Any service activity has to be announced to Daqo in advance.

The Customer:		The Contractor:

Chongqing Daqo New Energy Co., Ltd.		Poly Engineering S.r.I

Address:	Wanzhou Industrial Park,	Address:	Via Galileo Ferraris
	Chongqing, P.R. China		13 Monza / Milano Italy
Post Code:	404000	Post Code:
Telephone:	+86 23-64866666	Telephone:	+39 0473 244242
Fax:	+86 23-64866688	Fax:

Authorized Signature:		Authorized Signature:

/s/ Yao Gongda		/s/ Mario Ragaini
Yao Gongda		Mario Ragaini

/s/ Giovanni Marangoni
Giovanni Marangoni

Signing Date: May 21, 2010		Signing Date: May 21st, 2010

Note:

*	Indicates where text has been omitted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

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